Commitments	12 Months Ended
Dec. 31, 2025
Capital commitments [abstract]
Commitments [Text Block]

30. Commitments

(a) Capital commitments

As at December 31, 2025, Hudbay had outstanding capital commitments in Manitoba of approximately $18.6 million of which $18.4 million can be terminated, approximately $10.5 million in British Columbia of which $nil can be terminated, approximately $25.7 million in Peru all of which can be terminated, and approximately $123.4 million in Arizona, primarily related to the Copper World Complex, of which $121.2 million can be terminated.

(b) Non-capitalized lease commitments

Hudbay has entered into various non-capitalized lease commitments for facilities and equipment. The leases expire in periods ranging from one to two years. There are no restrictions placed on the Company by entering into these leases. Future minimum lease payments under such cancellable leases recognized within results from operating activities at December 31 are:

	2025	2024
Within one year	$24.5	$16.7
After one year but not more than five years	52.3	7.7
More than five years	2.1	2.9
	$78.9	$27.3

(c) Contingent liabilities

Hudbay is involved in various claims, litigation and other matters arising in the ordinary course and conduct of business. While it is not possible to determine the ultimate outcome of such actions at this time, and inherent uncertainties exist in predicting such outcomes, it is Hudbay's belief that the ultimate resolution of such actions is not reasonably likely to have a material adverse effect on its consolidated financial position or results of operations. The assessment of contingencies inherently involves the exercise of significant judgement and estimates of the outcome of future events. As a result of the assessment, management believes that no significant contingent liabilities exist.